Financial Instruments	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial Instruments

Note 18: Financial Instruments

Financial assets and liabilities

Financial assets and liabilities in the consolidated statement of financial position were as follows:

December 31, 2017	Cash, Trade and Other Receivables	Assets/(Liabilities) at Fair Value through Earnings	Derivatives Used for Hedging(1)	Available for Sale	Other Financial Liabilities	Total
Cash and cash equivalents	874	-	-	-	-	874
Trade and other receivables	1,457	-	-	-	-	1,457
Other financial assets - current	78	20	-	-	-	98
Other financial assets - non-current	49	1	-	33	-	83
Current indebtedness	-	-	-	-	(1,644)	(1,644)
Trade payables (see note 20)	-	-	-	-	(307)	(307)
Accruals (see note 20)	-	-	-	-	(1,477)	(1,477)
Other financial liabilities - current	-	(49)	-	-	(80)	(129)
Long-term indebtedness	-	-	-	-	(5,382)	(5,382)
Other financial liabilities - non-current	-	(31)	(246)	-	(2)	(279)
Total	2,458	(59)	(246)	33	(8,892)	(6,706)

December 31, 2016	Cash, Trade and Other Receivables	Assets/(Liabilities) at Fair Value through Earnings	Derivatives Used for Hedging(1)	Available for Sale	Other Financial Liabilities	Total
Cash and cash equivalents	2,368	-	-	-	-	2,368
Trade and other receivables	1,392	-	-	-	-	1,392
Other financial assets - current	67	121	-	-	-	188
Other financial assets - non-current	53	47	-	35	-	135
Current indebtedness	-	-	-	-	(1,111)	(1,111)
Trade payables (see note 20)	-	-	-	-	(311)	(311)
Accruals (see note 20)	-	-	-	-	(1,517)	(1,517)
Other financial liabilities - current	-	(34)	-	-	(68)	(102)
Long-term indebtedness	-	-	-	-	(6,278)	(6,278)
Other financial liabilities - non-current	-	(12)	(327)	-	(1)	(340)
Total	3,880	122	(327)	35	(9,286)	(5,576)

(1) Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments or highly probable forecasted transactions.

Fair Value

The fair values of cash, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments. The fair value of long-term debt and related derivative instruments is set forth in the section below entitled “Debt and Related Derivative Instruments”.

Debt and Related Derivative Instruments

Carrying Amounts

Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Long-term indebtedness” and “Current indebtedness” and the carrying amounts of derivative instruments are included in “Other financial assets” and “Other financial liabilities”, both current and non-current, in the consolidated statement of financial position, as appropriate.

Fair Value

The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and taking into account non-performance risk.

The following is a summary of debt and related derivative instruments that hedge the cash flows of debt:

	Carrying Amount		Fair Value
December 31, 2017	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	4	-	7	-
Commercial paper	1,637	-	1,641	-
C$500, 3.369% Notes, due 2019	398	75	405	75
C$750, 4.35% Notes, due 2020	597	128	629	128
C$550, 3.309% Notes, due 2021	437	43	450	43
$500, 4.70% Notes, due 2019	499	-	519	-
$350, 3.95% Notes, due 2021	349	-	361	-
$600, 4.30% Notes, due 2023	597	-	634	-
$450, 3.85% Notes, due 2024	447	-	459	-
$500, 3.35% Notes, due 2026	495	-	497	-
$350, 4.50% Notes, due 2043	341	-	361	-
$350, 5.65% Notes, due 2043	341	-	420	-
$400, 5.50% Debentures, due 2035	394	-	459	-
$500, 5.85% Debentures, due 2040	490	-	607	-
Total	7,026	246	7,449	246
Current portion	1,644	-
Long-term portion	5,382	246

	Carrying Amount		Fair Value
December 31, 2016	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	9	-	13	-
C$500, 3.369% Notes, due 2019	372	99	386	99
C$750, 4.35% Notes, due 2020	557	163	601	163
C$550, 3.309% Notes, due 2021	408	65	426	65
$550, 1.30% Notes, due 2017	549	-	550	-
$550, 1.65% Notes, due 2017	549	-	550	-
$1,000, 6.50% Notes, due 2018	998	-	1,067	-
$500, 4.70% Notes, due 2019	499	-	528	-
$350, 3.95% Notes, due 2021	348	-	361	-
$600, 4.30% Notes, due 2023	595	-	625	-
$450, 3.85% Notes, due 2024	446	-	454	-
$500, 3.35% Notes, due 2026	494	-	481	-
$350, 4.50% Notes, due 2043	341	-	325	-
$350, 5.65% Notes, due 2043	341	-	378	-
$400, 5.50% Debentures, due 2035	394	-	424	-
$500, 5.85% Debentures, due 2040	489	-	544	-
Total	7,389	327	7,713	327
Current portion	1,111	-
Long-term portion	6,278	327

Long-term Debt Activity

The Company issued and repaid the following notes in 2017 and 2016:

Month/Year	Transaction	Principal Amount (in millions)
Notes issued
May 2016	3.35% Notes, due 2026	US$500
Notes repaid
December 2017	6.50% Notes, due 2018(1)	US$1,000
September 2017	1.65% Notes, due 2017	US$550
February 2017	1.30% Notes, due 2017	US$550
May 2016	0.875% Notes, due 2016	US$500

(1) These notes were redeemed in full prior to their scheduled due date.

The Company used the net proceeds of its May 2016 debt issuance to repay the notes which matured in the same month.

Commercial Paper

Under its commercial paper programs, the Company may issue up to $2.0 billion of notes. Current indebtedness included $1,637 million of outstanding commercial paper within the consolidated statement of financial position at December 31, 2017 (2016 - nil).

Cross-currency interest rate swaps

The Company uses derivative instruments to hedge its exposures on indebtedness. To hedge currency risk exposures, the Company enters into fixed-to-fixed cross-currency interest rate swaps, which swap Canadian dollar principal and interest payments into U.S. dollars. These instruments were designated as cash flow hedges and were recorded in the consolidated statement of financial position at their fair value, which was a net liability position of $246 million at December 31, 2017 (2016 - net liability position of $327 million). The outstanding instruments were the same at December 31, 2017 and 2016, as set forth below:

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2019	US$478
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2020	US$731
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2021	US$483

Credit Facilities

The Company has two credit facility arrangements available. However, there were no borrowings under either agreement at December 31, 2017.

•	The $2.4 billion credit facility agreement matures in November 2021 and may be used to provide liquidity for general corporate purposes (including support for its commercial paper programs). The Company may request an increase in the lenders’ commitments up to a maximum amount of $3.0 billion, subject to approval by applicable lenders. Based on the Company’s current credit ratings, the cost of borrowing under the agreement is priced at LIBOR/EURIBOR plus 100 basis points.

•	In November 2017, the Company entered into a $1.5 billion credit facility agreement, which was comprised of a $0.5 billion term loan facility and a $1.0 billion revolving credit facility that expires on November 21, 2018. The Company entered into this 364 day credit agreement in anticipation of its proposed Financial & Risk strategic partnership. The term loan facility may be used to fund acquisitions up to June 30, 2018. The revolving credit facility may be used for general corporate purposes up to the expiration date. Based on the Company’s current credit ratings, the cost of borrowing under the $1.5 billion credit facility is priced at LIBOR/EURIBOR plus 87.5 basis points.

If the Company’s long-term debt rating was downgraded by Moody’s or Standard & Poor’s, the facility fees and borrowing costs may increase, although availability would be unaffected. Conversely, an upgrade in the Company’s ratings may reduce the facility fees and borrowing costs.

The Company guarantees borrowings by its subsidiaries under the credit facilities. The Company must also maintain a ratio of net debt as of the last day of each fiscal quarter to EBITDA as defined in the credit agreements (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreements) for the last four quarters ended of not more than 4.5:1. The Company was in compliance with these covenants at December 31, 2017.

Currency Risk Exposures

At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.

The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	Before Currency Hedging Arrangements		After Currency Hedging Arrangements(1)
	December 31,		December 31,
	2017	2016	2017	2016
Canadian dollar	1,433	1,337	1	-
U.S. dollar	5,588	6,044	7,275	7,731
Euro	-	7	-	7
Other currencies	5	1	5	1
	7,026	7,389	7,281	7,739

(1) Excludes fair value adjustments of $9 million and $23 million at December 31, 2017 and 2016, respectively, associated with the interest related fair value component of hedging instruments.

Interest Rate Risk Exposures

At December 31, 2017, the Company’s notes and debentures (after swaps) pay interest at fixed rates. The weighted-average interest rate was 3.7% (2016 - 4.2%), including commercial paper borrowings.

Foreign Exchange Contracts

The Company uses foreign exchange contracts to manage foreign exchange risk on cash flows excluding indebtedness. Specifically, the Company mitigates such exposure by entering into a series of exchange contracts to purchase or sell certain currencies in the future at fixed amounts. The cumulative U.S. dollar notional amounts of contracts outstanding at December 31, 2017 and 2016 were as follows:

	December 31,
Sell (buy)	2017	2016
Euros	361	554
British pounds sterling	(145)	(204)
Japanese yen	48	45

The 2017 arrangements settle at various dates over the next 12 months. The fair value of contracts outstanding at December 31, 2017 was a net liability of $8 million (2016 - net asset of $8 million).

Embedded Derivatives

The majority of embedded derivatives arise as a result of U.S. dollar pricing of customer agreements by subsidiaries outside of the U.S. At December 31, 2017, the fair value of embedded derivatives represented a net liability of $51 million (2016 - net asset of $116 million).

Fair value gains and losses from derivative financial instruments

Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity were as follows:

	Year ended December 31,
	2017		2016
	Fair Value (Loss) Gain Through Earnings	Fair Value Loss Through Equity	Fair Value Gain (Loss) Through Earnings	Fair Value Loss Through Equity
Embedded derivatives	(169)	-	10	-
Foreign exchange contracts	(34)	-	(23)	-
Hedging instruments:
Cross currency interest rate swaps - cash flow hedges	94	(16)	46	(4)
Forward interest rate swaps - cash flow hedges	1	-	(1)	-
	(108)	(16)	32	(4)

Financial Risk Management

The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using hedging strategies, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.

Market Risk

Currency Risk

The Company’s consolidated financial statements are expressed in U.S. dollars but a significant portion of its business is conducted in other currencies. Changes in the exchange rates for such currencies into U.S. dollars can increase or decrease revenues, operating profit, net earnings and the carrying values of assets and liabilities.

•	Changes in exchange rates between 2016 and 2017 decreased consolidated revenues by 1%;

•	The translation effects of changes in exchange rates in the consolidated statement of financial position were net translation gains of $636 million in 2017 (2016 - net translation losses of $575 million), which were recorded within accumulated other comprehensive loss in shareholders’ equity;

•	In 2016, net accumulated foreign currency translation gains of $19 million were recycled from equity to the consolidated income statement in connection with the sale of the IP & Science business; and

•	The Company only uses derivative instruments to reduce foreign currency and interest rate exposures. Canadian dollar borrowings are generally converted to U.S. dollar obligations through the use of currency swap arrangements. At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations. Additionally, the Company enters into forward contracts to mitigate foreign exchange risk related to operating cash flows other than the U.S. dollar.

The table below shows the impact on earnings that a hypothetical 10% strengthening of the U.S. dollar against other foreign currencies would have as a result of changes in fair values of financial instruments as of December 31, 2017.

(Decrease) increase to earnings	£	€	$(2)	Other Currencies	Total
Impact on earnings from financial assets and liabilities(1)	(2)	(18)	151	(1)	130
Impact on earnings from non-permanent intercompany loans	3	1	-	63	67
Total impact on earnings	1	(17)	151	62	197

(1) Excludes debt which has been swapped into U.S. dollar obligations.

(2) Represents losses arising from embedded derivatives largely related to U.S. dollar pricing of customer agreements by subsidiaries outside of the U.S.

Interest Rate Risk

The Company is exposed to fluctuations in interest rates with respect to cash and cash equivalents and long-term borrowings.

As of December 31, 2017, the majority of $874 million in cash and cash equivalents was comprised of non-interest-bearing assets (2016 - $2,368 million, majority comprised of interest bearing assets). Based on amounts as of December 31, 2017, a 100 basis point increase in interest rates would have increased annual interest income by approximately $3 million (2016 - $20 million).

At December 31, 2017, the Company’s notes and debentures (after swaps) pay interest at fixed rates. If the U.S. dollar interest rates were to increase by 100 basis points, the gain recorded to equity in relation to debt-related cash flow hedges would be $44 million (2016 - $61 million). The equivalent increase in Canadian dollar interest rates would result in a loss recorded to equity in relation to cash flow hedges of $38 million (2016 - $50 million). A corresponding decrease in respective interest rates would have an approximately equal and opposite effect.

As of December 31, 2017, there were no derivatives designated as fair value hedges.

Price Risk

The Company has no significant exposure to price risk from equity securities or commodities.

Credit Risk

Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•	cash investments are placed with high-quality financial institutions with limited exposure to any one institution. At December 31, 2017, approximately 95% of cash and cash equivalents were held by institutions that were rated at “A-“ or higher by at least one of the major credit rating agencies;

•	counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited; and

•	the Company assesses the creditworthiness of its customers.

No allowance for credit losses on financial assets was required as of December 31, 2017, other than the allowance for doubtful accounts (see note 12). Further, no financial or other assets have been pledged.

The Company’s maximum exposure with respect to credit, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents $874 million (2016 - $2,368 million), trade and other receivables $1,457 million (2016 - $1,392 million) and other financial assets $148 million (2016 - $288 million). The Company had no credit exposure on its debt-related derivatives, as all of these instruments were in a payable position at the end of each year.

Liquidity Risk

A centralized treasury function ensures funding flexibility by assessing future cash flow expectations and by maintaining sufficient capacity under its committed borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also takes into account borrowing limits, cash restrictions and compliance with debt covenants.

Cash which is surplus to working capital requirements is invested in money market funds or bank money market deposits with maturities aligned to expected cash needs. In addition, the Company maintains commercial paper programs, which provide cost-effective and flexible short-term funding.

The table below sets forth non-derivative and derivative financial liabilities by maturity based on the remaining period from December 31, 2017 and 2016, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2017	2018	2019	2020	2021	2022	Thereafter	Total
Long-term debt(1)	-	901	603	793	-	3,150	5,447
Interest payable(1)	238	232	201	175	147	1,655	2,648
Debt-related hedges outflows(2)	58	529	775	498	-	-	1,860
Debt-related hedges inflows(2)	(54)	(449)	(644)	(458)	-	-	(1,605)
Commercial paper	1,641	-	-	-	-	-	1,641
Trade payables	307	-	-	-	-	-	307
Accruals	1,477	-	-	-	-	-	1,477
Other financial liabilities	133	33	-	-	-	-	166
Total	3,800	1,246	935	1,008	147	4,805	11,941

December 31, 2016	2017	2018	2019	2020	2021	Thereafter	Total
Long-term debt(1)	1,100	1,000	879	574	774	3,150	7,477
Interest payable(1)	308	273	224	193	170	1,779	2,947
Debt-related hedges outflows(2)	58	58	528	768	497	-	1,909
Debt-related hedges inflows(2)	(51)	(51)	(423)	(606)	(437)	-	(1,568)
Trade payables	311	-	-	-	-	-	311
Accruals	1,517	-	-	-	-	-	1,517
Other financial liabilities	111	13	-	-	-	-	124
Total	3,354	1,293	1,208	929	1,004	4,929	12,717

(1) Represents contractual principal and interest payments. Future cash flows have been calculated using forward foreign exchange rates.

(2) Future cash flows have been calculated using forward foreign exchange rates.

Capital Management

The Company’s capital management strategy is aligned with its business strategy, both of which remain focused on:

•	Driving revenue growth from existing businesses, rather than growth from acquisitions;

•	Balancing cash generated from operations between reinvestment in the business and returning it to shareholders; and

•	Maintaining a strong balance sheet, solid credit ratings and ample financial flexibility to support the execution of the Company’s business strategy.

As at December 31, 2017, total capital was comprised of equity with a fair value of $30.9 billion and debt with a carrying amount of $7.0 billion. As at December 31, 2017, cash and cash equivalents were $0.9 billion.

The Company’s existing sources of liquidity will generate sufficient funding for the Company to meet its current obligations as well as allowing for: (i) reinvestment in the business; (ii) debt service; and (iii) returns to shareholders in the form of dividends and share buybacks. The Company also expects proceeds from its proposed strategic partnership (see note 30). The Company’s investment grade credit provides added financial flexibility and the ability to borrow to support the operations and growth strategies of the business.

In January 2018, following the Company’s announcement of its proposed Financial & Risk strategic partnership, several credit rating agencies announced that the Company’s credit ratings were on negative watch. The table below presents the Company’s current credit ratings and credit outlook:

	Moody’s	Standard & Poor’s	DBRS Limited	Fitch
Long-term debt	Baa2	BBB+	BBB (high)	BBB+
Commercial paper	P-2	A-2	R-2 (high)	F2
Trend/Outlook	Negative Watch	Negative Watch	Stable	Negative Watch

The Company also monitors its capital on the basis of “net debt”. Net debt is defined as total indebtedness, including the associated fair value of hedging instruments, but excluding the associated unamortized transaction costs and premiums or discounts and the interest-related fair value component of hedging instruments, less cash and cash equivalents. As the Company hedges some of its debt to reduce risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, it does not consider the associated fair value of the interest-related component of hedging instruments in the measurement of net debt.

The following table presents the calculation of net debt(1):

	December 31,
	2017	2016
Current indebtedness	1,644	1,111
Long-term indebtedness	5,382	6,278
Total debt	7,026	7,389
Swaps	246	327
Total debt after swaps	7,272	7,716
Remove fair value adjustments for hedges(2)	9	23
Total debt after currency hedging arrangements	7,281	7,739
Remove transaction costs and discounts included in the carrying value of debt	59	65
Less: cash and cash equivalents	(874)	(2,368)
Net debt	6,466	5,436

(1) Net debt is a non-IFRS measure.

(2) Represents the interest-related fair value component of hedging instruments that are removed to reflect net cash outflow upon maturity.

The following is a reconciliation of movements of liabilities to cash flows arising from financing activities for the year ended December 31, 2017:

	Notes and Debentures(1)	Commercial Paper	Derivative Instruments Liabilities	Total Liabilities From Financing Activities
December 31, 2016	7,389	-	327	7,716
Repayments of debt	(2,112)	-	-	(2,112)
Net borrowings under short-term loan facilities	-	1,641	-	1,641
Foreign exchange movements	94	-	(94)	-
Other, net(2)	18	(4)	13	27
December 31, 2017	5,389	1,637	246	7,272

(1) Includes bank and other financial instruments in current indebtedness.

(2) Includes amortization of transaction and discount costs and fair value movements on derivatives.

Fair value estimation

The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

• Level 1 –	quoted prices (unadjusted) in active markets for identical assets or liabilities;

• Level 2 –	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

• Level 3 –	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2017				Total
Assets	Level 1	Level 2	Level 3	Balance
Embedded derivatives(1)	-	12	-	12
Foreign exchange contracts(2)	-	9	-	9
Financial assets at fair value through earnings	-	21	-	21
Available for sale investments(3)	7	26	-	33
Total assets	7	47	-	54

Liabilities
Embedded derivatives(1)	-	(63)	-	(63)
Foreign exchange contracts(2)	-	(16)	-	(16)
Contingent consideration(4)	-	-	(1)	(1)
Financial liabilities at fair value through earnings	-	(79)	(1)	(80)
Derivatives used for hedging(5)	-	(246)	-	(246)
Total liabilities	-	(325)	(1)	(326)

December 31, 2016				Total
Assets	Level 1	Level 2	Level 3	Balance
Embedded derivatives(1)	-	140	-	140
Foreign exchange contracts(2)	-	28	-	28
Financial assets at fair value through earnings	-	168	-	168
Available for sale investments(3)	7	28	-	35
Total assets	7	196	-	203

Liabilities
Embedded derivatives(1)	-	(24)	-	(24)
Foreign exchange contracts(2)	-	(20)	-	(20)
Contingent consideration(4)	-	-	(2)	(2)
Financial liabilities at fair value through earnings	-	(44)	(2)	(46)
Derivatives used for hedging(5)	-	(327)	-	(327)
Total liabilities	-	(371)	(2)	(373)

(1) Largely related to U.S. dollar pricing of customer agreements by subsidiaries outside of the U.S.

(2) Used to manage foreign exchange risk on cash flows excluding indebtedness.

(3) Investments in entities over which the Company does not have control, joint control or significant influence.

(4) Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase.

(5) Comprised of fixed-to-fixed cross-currency swaps on indebtedness.

The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. There were no transfers between hierarchy levels for the years ending December 31, 2017 and 2016.

Valuation Techniques

The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

Specific valuation techniques used to value financial instruments include:

•	quoted market prices or dealer quotes for similar instruments;

•	the fair value of cross-currency interest rate swaps and forward foreign exchange contracts is calculated as the present value of the estimated future cash flows based on observable yield curves; and

•	the fair value of contingent consideration is calculated based on estimates of future revenue performance.

Offsetting Financial Assets and Financial Liabilities

The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business, and are reflected on a net basis on the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position. This information is summarized in the table below.

Financial assets	Gross Financial Assets	Gross Financial Liabilities Netted Against Assets	Net Financial Assets in the Consolidated Statement of Financial Position	Related Financial Liabilities Not Netted	Net Amount
Derivative financial assets	8	-	8 (1)	(7)	1
Cash and cash equivalents	19	-	19 (2)	(1)	18
December 31, 2017	27	-	27	(8)	19

Derivative financial assets	27	-	27 (1)	(16)	11
Cash and cash equivalents	36	-	36 (2)	(1)	35
December 31, 2016	63	-	63	(17)	46

Financial liabilities	Gross Financial Liabilities	Gross Financial Assets Netted Against Liabilities	Net Financial Liabilities in the Consolidated Statement of Financial Position	Related Financial Assets Not Netted	Net Amount
Derivative financial liabilities	262	-	262 (3)	(7)	255
Bank indebtedness	1	-	1 (4)	(1)	-
December 31, 2017	263	-	263	(8)	255

Derivative financial liabilities	346	-	346 (3)	(16)	330
Bank indebtedness	1	-	1 (4)	(1)	-
December 31, 2016	347	-	347	(17)	330

(1) Included within “Other financial assets”- current and “Other financial assets”- non-current in the consolidated statement of financial position.

(2) Included within “Cash and cash equivalents” in the consolidated statement of financial position.

(3) Included within “Other financial liabilities” – current and “Other financial liabilities” – non-current in the consolidated statement of financial position.

(4) Included within “Current indebtedness” in the consolidated statement of financial position.